

intercloud systems™

MindsTogether.

Disclaimers

- This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding InterCloud's future results of operations and financial position, financial targets, business strategy, plans and objectives for future operations, are forward-looking statements. The Company has based these forward-looking statements largely on its current estimates of its financial results and its current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs as of the date of this presentation. These forward-looking statements are subject to a number of risks, uncertainties and assumptions. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for Company management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements the Company may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward- looking statements.

Statement on Pro Forma Financials

- The pro forma condensed consolidated financial information included in this presentation is constructed from the separate financial statements of the Company, its wholly owned subsidiaries and its targeted acquisition(s), and may not represent the financial information that would result from operations of the combined companies. In addition, the pro forma condensed consolidated financial information included in this presentation is based in part on certain assumptions that the Company believes are reasonable. The Company cannot assure you that our assumptions will prove to be accurate over time. Accordingly, the historical and pro forma condensed consolidated financial information included may not reflect what the Company's results of operations and financial condition would have been had we been a combined entity during the periods presented, or what the Company's results of operations and financial condition will be in the future. The challenge of integrating previously independent businesses makes evaluating our business and our future financial prospects difficult. The Company's potential for future business success and operating profitability must be considered in light of the risks, uncertainties, expenses and difficulties typically encountered by recently combined companies.

Key Information

- Headquarters: Red Bank, NJ
- Founded 2010
- Annual Pro-forma Revenue 2012: $78 Million
- Annual Pro-forma adjusted EBITDA 2012: $8.5 Million
- A Managed Service Provider - MSP
- Offering 'Cloud Services' (IaaS, PaaS, SaaS)
- Providing professional services to enterprise and service providers
- $43M in SP managed services
- $35M in enterprise managed services

Acquisition of IPC-NY

- Definitive agreement to acquire 100% of IPC-NY, a managed services business, for 5.2X TTM EBITDA
- IPC is integral and strategic to InterCloud's "Go to Market" strategy
- IPC allows InterCloud to enter the enterprise market space and brings a large customer base from all vertical markets.
- Highly professional and experienced sales force in place
- 2010-2012 Avg. annual growth rate of 74.5%
- IPC allows greater synergies and cross sell opportunities for InterCloud

Value Proposition

- Proven track record of growth and profitability
- Cloud Services is in its "infancy stages" of the growth curve (IDC)
- Cross-selling and upselling created by a unified business model
  - Faster revenue growth through existing client base
  - Margin expansion
- A direct provider of Cloud solutions: greater control and flexibility for customer needs and price competitiveness
- Strategic partnerships with top industry players
- Successful management team, invested and committed
- Growing long-term recurring revenue streams

Go-to-Market Strategy

Direct → **End Customers**
- Direct Sales to enterprise & service providers
- Cross sell and upsell synergies

Indirect → **Channel Partners**
- Tier 2 & 3 service providers - white label
- Value Added Resellers
- Applications developers
- National wholesalers

Industry Growth Trends

- PaaS – 26.6% CAGR (Gartner)
- PaaS – only 100 platforms worldwide in 2012 (IDC)
- IaaS – 41% CAGR through '16 (Gartner)
- SaaS – 24% CAGR to $67B '16 (IDC)
- SDN – $360M to $3.7B from '13 - '16 (IDC)
- Small Cell – 73% a year growth for next five years (Infonetics)

Surviving the Disruption

IT departments face a tectonic shift of technological challenges

The Internet of Everything™
Consumerization of IT/BYOD
The Rise of the Cloud Stack
Big Data/Analytics
Rise of the Virtual Enterprise
Video Everywhere/Mobility

Industry Trends: The Paradigm Shift

Infrastructure 1.0	Infrastructure 2.0
CapEx Model	Cloud
Expansion of TCP/IP in the 80's and 90's	Virtualization
Emergence of network security: mid - late 90's	OpEx Model
Performance and Traffic Management: late 90's - 00's	Meta Orchestration
Proprietary/Specialized Gear	Commodity Gear/Open Systems
S/W and Systems demands collide with static infrastructure	Elastic infrastructure and application model

Why InterCloud?

InterCloud is a
managed services provider
that can seamlessly orchestrate
the journey through today's most
disruptive IT forces



Longstanding Customer Relationships

Enterprise

- ARAMARK
- Bronx-Lebanon Hospital Center
- Catholic Health Services
- David's Bridal
- Dow Jones
- FXCM
- Lutheran Medical Center
- Montefiore
- NCC Nassau Community College
- The New York Times
- New York State
- NYC.gov
- OTC Markets
- Panasonic
- Prudential
- SONY
- Sunoco
- Teva
- The Hartford
- Societe Generale
- Warner Music Group
- Weichert

Carrier/ Service Provider

- Alcatel-Lucent
- at&t
- CapeNet
- comcast
- ERICSSON
- FUJITSU
- GENBAND
- Qwest
- CenturyLink
- telx
- T-Mobile
- sidera
- Sprint
- TelePacific
- verizon
- windstream

What are their challenges?

Service Providers

- Delivering Cloud services
- Growth in demand for bandwidth
- Realizing CapEx savings
- Time to Market
- Network Virtualization
- Implementing low cost hardware and use of SDN
- Backhaul (performance driven)

What are their challenges?

- Cloud/Virtualization Strategy
- Analytics: extracting actionable insights from large data pools
- Management and Orchestration
- Mobility/BYOD
- Securing the Enterprise
- Disaster Recovery: locations/capabilities
- CapEx to OpEx
- Return on Time

The Enterprise

How do we solve them?


Cloud and Managed Services
Professional Services
Applications and Infrastructure
InterCloud Systems:
End to End Portfolio of Services, Applications and Infrastructure
Consult
Design
Build
Manage
Service



Cloud and Managed Services

Cloud and Managed Services

- Public Cloud
- Private Cloud
- Hybrid Cloud
- Dedicated Cloud (Saas)
- VDI and Thin Client
- DR Services

InterCloud Design Advantages

- SLA based private/public Cloud Services: Compute, Network and Storage 99.99%
- Co-located in the biggest carrier hotel in the United States (111 8th Ave, NYC / 200 Paul Ave, San Francisco)
- Currently in 4 data centers: 2 carrier hotels and 2 campus style data centers for bigger footprints
- Cloud Infrastructure built on Tier 1 vendors: HP, Brocade, Intel, etc.
- Fully redundant and diverse Cloud Architecture
- Multiple IP upstream providers for complete redundancy and diversity
- Highly customizable and scalable architecture to meet customer's unique requirements, complimented by professional services

Microsoft Official Cloud Partner SCALEGRID riverbed CITRIX BIKAL

Case Study
InterCloud Cloud Service IAAS (Infrastructure as a Service):
Server Consolidation with reduced CAPEX Model

Project Name: Integration and consolidation of Server Farm: global retailer.

Project Description: As part of expansion this Global retailer has been acquiring top brands and currently owns eight. They needed to integrate and consolidate the IT organizations of these acquisitions. One brand was selected as first brand to be deployed and consolidated using InterCloud services.

Benefit to Client: Client uses high end applications for garment designing that requires collaboration from designers globally. This requires the compute resources to be highly scalable. Physical compute assets create downtime when you scale up and under utilization during scaled down period. InterCloud's IAAS platform was able to meet their highly elastic resource requirement for current and future Infrastructure. The client also is currently in the process of moving their POS platform to a centralized IAAS platform with InterCloud. This will save the client millions of dollars in CC processing fees.

Technology/Skill Sets: Microsoft SQL, Cloud Stack , XEN, Cisco Networking, Private Cloud over Dedicated circuit.



Professional Services

Professional Services


STRATEGY
BUSINESS PLANNING
TECHNOLOGY PLANNING
OPERATIONS PLANNING
OBS/BSS
CUSTOM SOFTWARE, SYSTEMS INTEGRATION
NETWORK INFRASTRUCTURE
ENGINEERING, CONSTRUCTION, TEST INTEGRATION
LIFE CYCLE MANAGEMENT
FIELD AND NOC SERVICES

Case Study
InterCloud Professional Services: Ericsson, Inc.

Project Name: Sprint Network Vision- 4G LTE Network upgrade.

Project Description: 3 years ago Sprint awarded the management and maintenance of their network to Ericsson, Inc. In addition, Sprint awarded much of the 4G LTE network upgrade to Ericsson as well. This massive undertaking required Ericsson to provide all elements of a national network build-out. The project has generated $25 million in revenue since 2010.

Benefit to Client: InterCloud's ADEX subsidiary is a Tier 1 vendor to Ericsson and provides services to all major groups of Ericsson's Network deployment. We are providing skilled personnel delivering professional services in the areas of: Project Management, RF Engineering, Site Acquisition and Development, Equipment Installation and Integration, Software Upgrades, Emergency support, and maintenance.

Technology/Skill Sets: LTE, Project Management, RF Engineering, Site Acquisition/ Site Development, Equipment installation and Integration, Software Upgrades, and Maintenance.



Applications and Infrastructure

Applications and Infrastructure

Data Networking

- Data center layers 2-7
- Mobility & wireless
- Network security monitoring and management
- LAN / WAN

Optical Networking

- Optical ethernet
- Sonnet
- DWDM

Services

- Managed
- Break Fix
- Engineers on-site

Unified Communications

- VOIP / Unified Communications
- SIP
- Call center app / Voice recognition
- Video

Case Study
Applications and Infrastructure:
Music Group: Global SSLVPN Deployment

Project Name: Global SSLVPN Design and Deployment.

Project Description: Music Group with offices in NYC, Burbank, London, Hamburg, Hong Kong, Sydney and Tokyo. InterCloud designed a Juniper SSLVPN solution.

Benefit to Client: SSLVPN Engineer designed a system with critical features; Host Checker, AD Integration, Resource Profiles and Policies, Certificate Integration and Network Location to increase the security of Juniper MAGs and user connections.

Technology/Skill Sets: Juniper MAG SSLVPN, Microsoft AD integration,TCP/IP, Wireshark, OSI Application Layers, Triple A, SSL Certificate, TCP/UDP ACL's, JSAM, WSAM, Single Sign On, Public Key Infrastructure (PKI), Security Assertion Markup Language (SAML).



Financials

Year Over Year Revenue Comparison

Pro-Forma


$80,000,000
$64,000,000
$48,000,000
$32,000,000
$16,000,000
$49,006,484
$77,664,185
$78,281,000
2010
2011
2012

EBITDA Margin

Pro-Forma


15%
11%
8%
4%
0%
4.3%
7.5%
10.9%
12.4%
2010
2011
2012
2013 (YTD)

6 mo 2013 vs 2012 Pro-Forma with IPC Acquisition

	Six Months ended June 30, 2013			Six Months ended June 30, 2012		
(USD 000's)	Intercloud	IPC	Combined	Intercloud	IPC	Combined
Sales	$ 29,955	$12,740	$ 42,695	$ 24,336	$11,257	$ 35,593
Cost of Sales	20,908	7,795	28,703	17,040	8,172	25,212
Gross Margin	9,047	4,945	13,992	7,296	3,085	10,381
Operating Expenses	6,801	2,797	9,598	6,306	2,687	8,993
EBITDA	2,246	2,228	4,474	990	398	1,388
Depreciation and Amortization	513	10	523	69	4	73
Stock Compensation	157	-	157	30	-	30
Income (Loss) from operations	1,576	2,218	3,794	891	394	1,285
Taxes and Other Income (Expense)	(3,384)	-	(3,384)	(414)	-	(414)
Net Income (Loss)	$ (1,808)	$ 2,218	$ 410	$ 477	$ 394	$ 871

InterCloud Historical Balance Sheet

(USD, 000's)	Dec. 31. 2012	June 30. 2013	Pro-Forma
Assets			
Cash	$ 647	$ 2,277	$ 3,285
Accounts Receivable	8,482	11,154	17,056
Prepaid Assets	1,055	2,601	3,862
Current Assets	10,184	16,032	24,203
Net Fixed Assets and Intangibles	30,034	39,857	65,605
Other Assets	1,648	1,569	1,653
Total Assets	$ 41,866	$ 56,097	$ 91,461
Liabilities and Stockholders' Equity (Deficit)			
Current Liabililities	$ 13,410	$ 23,704	$ 34,882
Long-term Debt	15,160	16,989	21,961
Total Liabillties	28,570	40,693	56,843
Redeemable Common and Preferred Stock	16,585	13,037	9,687
Stockholders' Equity (Deficit)			
Share Capital	9,167	17,102	39,700
Retained Earnings (Deficit)	(12,456)	(14,820)	(14,907)
Stockholders' Equity (Deficit)	(3,289)	(2,366)	24,931
Total Liabilities and Stockholders' Equity (Deficit)	$ 41,866	$ 56,097	$ 91,461

Comparable Companies

(figures in millions, except per share data)		Price (1)	52 - Week		Equity	Firm	Firm Value / Revenue			Firm Value / EBITDA		
Company	**Ticker**	**@ 08/14/13**	**High**	**Low**	**Value**	**Value (2)**	**LTM**	**CY 2013E**	**CY 2014E**	**LTM**	**CY 2013E**	**CY 2014E**
Cvent, Inc.	CVT	$32.92	$38.28	$31.00	$1,273	$1,232	13.8 x	-	-	128.1 x	-	-
ServiceSource International, Inc.	SREV	12.50	13.03	4.01	993	861	3.4	3.2	2.7	-	54.4	29.2
ePlus inc.	PLUS	57.00	66.99	31.87	467	541	0.5	0.5	0.5	7.2	-	-
MiX Telematics Limited	MIXT	15.24	20.25	15.00	469	395	3.1	-	-	14.3	-	-
Callidus Software Inc.	CALD	7.44	7.71	3.60	283	318	3.2	3.0	2.6	-	36.4	21.2
Carbonite, Inc.	CARB	13.76	14.10	5.75	360	302	3.1	2.9	2.3	-	-	56.9
Brightcove, Inc.	BCOV	10.65	14.48	4.89	302	271	2.8	2.5	2.2	-	115.6	39.1
Datalink Corporation	DTLK	12.79	13.50	7.02	264	261	0.5	0.4	0.4	10.6	-	-
RCM Technologies Inc.	RCMT	5.58	6.72	5.00	69	56	0.4	0.3	0.3	7.6	7.5	6.3
Median					**$360**	**$318**	**3.1 x**	**2.5 x**	**2.2 x**	**10.6 x**	**45.4 x**	**29.2 x**
Mean					**500**	**471**	**3.4**	**1.8**	**1.6**	**33.6**	**53.5**	**30.5**
InterCloud Systems, Inc.(3)	*ICLD.D*	*$10.00*	*$36.00*	*$4.01*	*$58*	*$94*	*1.2 x*	*0.8 x*	-	*11.8 x*	*8.6 x*	-

Source: Bloomberg and Wall Street Research
Note: LTM = Latest Twelve Months
NM = Not Meaningful; NA = Not Available
(1) Stock price as of August 14, 2013
(2) Firm Value (FV) equals Equity Value plus debt less cash
(3) Multiples for InterCloud use proforma financials

Key Executives

Over 170 years in High Tech Executive Experience

Mark E. Munro (Chairman & CEO)

- Partner Munro Capital Inc., a private equity fund and largest investor in ICLD. Chairman Vaultlogix, a cloud based online data backup company. Founder of Eastern Telecom Inc., a telecom outsourcing business in the 1990's.

Frank Jadevaia (President)

- CEO and Founder of Integration Partners - NY, a leading solutions provider to enterprise and service provider markets. VP Sales Nortel Networks, sales and leadership roles at Bay Networks and Wellfleet Communications, multiple venture-backed start-up company experience.

Roger Ponder (COO)

- President Time Warner MidWest. President Oceanic, a broadband company in Hawaii. VP strategic planning Time Warner Telecom.

Dan Sullivan (CFO)

- CFO Munro Capital Inc., a private equity fund focused on investing in small growth companies. CFO of Vaultlogix, a cloud based online data backup company. Public accounting experience.

Scott Davis (EVP Sales)

- President, Nottingham Enterprises - an IT services and outsourcing firm. Chairman Emium Lighting, an industrial LED lighting Company. Former Senior Executive of Xeta Technologies, a publicly traded managed services provider sold to Paetec in 2010. Nortel Networks and DSC.

InterCloud Investment Highlights

Markets with High Growth Potential

Proven Ability to Sell and Support Fortune 1,000 Accounts and Tier 1,2,3 carriers

Established Company Track Record

Replicable, Scalable, Services Model with Industry Leading Strategic Partnerships

Proven Management Team with Over 170 years of Combined Executive Leadership Experience



Thank You